UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019 (May 31, 2019)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 31, 2019, Genesco Inc., a Tennessee corporation (the “Company”), issued a press release announcing results of operations for the fiscal first quarter ended May 4, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 31, 2019, the Company also posted on its website, www.genesco.com, a slide presentation with summary results and guidance. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the press release and summary results and guidance furnished herewith contain non-GAAP financial measures, including adjusted selling and administrative expense, operating income, pretax earnings, earnings from continuing operations and earnings per share from continuing operations, as discussed in the text of the release and as detailed on the reconciliation schedule attached to the press release. For consistency and ease of comparison with Fiscal 2020’s previously announced earnings expectations and the adjusted results for the prior period announced last year, the Company believes that disclosure of the non-GAAP measures will be useful to investors.

As previously disclosed in its Form 8-K filed with the Securities and Exchange Commission on February 5, 2019, the Company completed the sale of the outstanding shares of capital stock of Hat World, Inc., a Minnesota corporation (“Lids”), by Hat World Corporation, a Delaware corporation, as well as the right, title and interest in certain properties, assets and contracts related to the Lids Sports Group businesses of GCO Canada Inc., a Canadian corporation, and Flagg Bros. of Puerto Rico, Inc., a Delaware corporation (“Flagg Bros.”, together with Parent and GCO Canada, the “Sellers”), to FanzzLids Holdings, LLC, a Delaware limited liability company, on February 2, 2019.

In order to assist investors in understanding the impact of the disposition of Lids and the Lids Sports Group businesses of Flagg Bros. and GCO Canada, the Company is furnishing its 2019 quarterly unaudited Condensed Consolidated Statements of Operations and supplemental financial information, retrospectively revised to reflect this disposition as discontinued operations, as Exhibit 99.3 to this Current Report on Form 8-K (collectively, the “Revised Financial Information”).

The information in this Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above related to the Revised Financial Information is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated May 31, 2019, issued by Genesco Inc.

99.2	Genesco inc. First Fiscal Quarter Ended May 4, 2019 Summary Results and Guidance

99.3	Genesco Inc. Retrospectively Revised 2019 Quarterly Unaudited Condensed Consolidated Statements of Operations and Supplemental Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: May 31, 2019	By:	/s/ Mimi E. Vaughn
	Name:	Mimi E. Vaughn
	Title:	Chief Operating Officer, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated May 31, 2019, issued by Genesco Inc.

99.2	Genesco Inc. First Fiscal Quarter Ended May 4, 2019 Summary Results and Guidance

99.3	Genesco Inc. Retrospectively Revised 2019 Quarterly Unaudited Condensed Consolidated Statements of Operations and Supplemental Financial Information